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                      Supplement No.4 Dated October 6, 1999
                     (To Prospectus Dated February 1, 1999)

                            Kobrick Investment Trust

                               Kobrick Growth Fund
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund

At a meeting of the Funds' Board of Trustees held on October 5, 1999, the following changes were approved:

Effective October 6, 1999, the Funds' Distributor is New England Funds, L.P., 399 Boylston Street, Boston, Massachusetts, 02116.

The Board has authorized the Funds to issue multiple classes of shares. Current Fund shareholders are designated Class A shareholders and may continue to invest in the Funds without sales charge. Effective November 1, 1999, the Funds will also offer Classes B, C and Y shares. Class A shares purchased after October 31, 1999 will be subject to a sales charge. Class B shares will be subject to a contingent deferred sales charge as well as service and distribution fees. Class C shares will be subject to a service and distribution fee and, in certain cases, a contingent deferred sales charge. Class Y shares will be subject to certain minimum investment requirements.

On October 25, 1999, New England Cash Management Trust - Money Market Series replaces SSgA US Government Money Market Fund as the money market option for the exchange privilege described on page 13 of the Fund's prospectus.